J.P. MORGAN INCOME FUNDS

JPMorgan Managed Income Fund

(the “Fund”)

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated September 18, 2019

to the Prospectuses dated July 1, 2019

Effective immediately, the following is added as the sixth paragraph in the “More About the Fund — Additional Information about the Fund’s Investment Strategies” section of each prospectus to provide information on how the adviser integrates environmental, social and governance factors into the Fund’s investment process:

As part of its security selection strategy, the adviser also evaluates whether environmental, social and governance factors could have material negative or positive impact on the cash flows or risk profiles of many companies in the universe in which the Fund may invest. These determinations may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-MIF-919